As filed with the Securities and Exchange Commission on February 27, 2007

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1209

Bridges Investment Fund, Inc.
(Exact name of registrant as specified in charter)

8401 West Dodge Road, Suite 256
Omaha, NE 68114
(Address of principal executive offices) (Zip code)

Edson L. Bridges III
8401 West Dodge Road, Suite 256
Omaha, NE 68114
(Name and address of agent for service)

(402) 397-4700
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: January 1, 2006 - December 31, 2006

Item 1. Report to Stockholders.

Forty-Fourth

Annual Shareholder Report

2006

This page intentionally left blank.

Contents of Report

Pages 1 - 4	Shareholder Letter

Exhibit 1	Selected Historical Financial Information
Page 5

Exhibit 2	Portfolio Transactions During the Period From October 1, 2006
Page 6	through December 31, 2006

Page 7	Expense Example

Page 8	Allocation of Portfolio Holdings

Pages 9 - 21	Financial Statements and Report of Independent Registered
Public Accounting Firm

Pages 22 - 23	Investment Advisory Agreement Disclosure

MD&A 1 - 7	Management Discussion and Analysis

IMPORTANT NOTICES

Opinions expressed herein are those of Edson L. Bridges III and are subject to change. They are not guarantees and should not be considered investment advice.

The S&P 500 Index is a broadly based unmanaged composite of 500 stocks which is widely recognized as representative of price changes for the U.S. equity market in general. The Russell 1000 Growth Index is an unmanaged composite of stocks that measures the performance of the stocks of companies with higher price-to-book ratios and higher forecasted growth values from a universe of the 1,000 largest U.S. companies based on total market capitalization. The Russell 1000 Value Index is an unmanaged composite of stocks that measures the performance of the stocks of companies with lower price-to-book ratios and lower forecasted growth values from a universe of the 1,000 largest U.S. companies based on total market capitalization. The Salomon Brothers Corporate 7-10 Year Index is an unmanaged composite of investment grade corporate bonds with maturities of between seven and ten years.

You cannot invest directly in a specific index, however, you may invest in a number of open end investment companies organized and operated by other sponsors for the purpose of experiencing the investment results for an index. Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for complete information on holdings in the Fund.

Mutual fund investing involves risk. Principal loss is possible. Small-and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The Price to Earnings (P/E) Ratio reflects the multiple of earnings at which a stock sells. Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income. A basis point is a unit that is equal to 0.01% and is used to denote the change in a financial instrument.

This report has been prepared for the information of the shareholders of Bridges Investment Fund, Inc. and is under no circumstances to be construed as an offering of shares of the Fund. Such offering is made only by Prospectus.

This report must be preceded or accompanied by a Prospectus.

Quasar Distributors, LLC, Distributor (2/07)

Bridges Investment Fund, Inc.
256 DURHAM PLAZA 8401 WEST DODGE ROAD
OMAHA, NEBRASKA 68114 - 3453
TELEPHONE 402 - 397 - 4700 FACSIMILE 402 - 397 - 8617

January 18, 2007

Dear Shareholder:

Results

In 2006, Bridges Investment Fund, Inc. (BIF) had a total return of 1.94% based on a year-end 2005 net asset value of $35.01 per share and a 2006 net asset value of $35.42 per share and net investment income of $0.2695 per share. Assuming a shareholder owned the Fund for an entire year and reinvested dividends on the payable dates, the compound total return for the year was 1.96%.

The total returns for the Fund over the past five years are summarized in the table below. This table includes comparable measurements for the Russell 1000 Growth Index and the Standard & Poor’s 500 (S&P 500) Stock Index. Because the Fund also owns fixed income securities, the total returns for the Salomon Brothers 7-10 year Corporate Bond Index are also included in the table below:

	Yr. Over Yr. % Returns				Yr. End Asset Allocation
Year	BIF	Russell 1000 Growth	S&P 500	Salomon Bros. 7-10 Yr. Corp. Index	Year	% Equities	% Fixed
2006	1.96	9.07	15.79	4.25	2006	93.0	7.0
2005	5.99	5.26	4.91	2.26	2005	94.1	5.9
2004	8.36	6.30	10.87	6.73	2004	90.4	9.6
2003	35.83	29.75	28.63	9.62	2003	90.6	9.4
2002	-25.14	-27.88	-22.10	10.30	2002	88.8	11.2

As of 12/31/06	BIF	Russell 1000 Growth	S&P 500	Salomon Bros. 7-10 Yr. Corporate Index
Three year compound % annual total return:	5.41	6.87	10.44	4.40
Five year compound % annual total return:	3.55	2.69	6.19	6.59
Ten year compound % annual total return:	5.97	5.44	8.41	6.89

Performance data stated above in the cover letter of this report represents past performance. Past performance does not guarantee future results. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance stated above. Performance data current to the most recent month end may be obtained by calling 866-934-4700.

Overall, the Fund’s equities had a total return of 2.34% in 2006, versus total returns of 15.79% for the S&P 500 and 9.07% for the Russell 1000 Growth Index.

The top ten contributors in terms of dollars to the Fund’s total return during 2006 included Goldman Sachs ($970,711), Altria ($631,539), Chevron ($563,100), Cisco Systems ($510,500), Zimmer ($371,640), Best Buy ($347,784), Comcast Cl A ($323,800), Wells Fargo ($261,250), Harrah’s Entertainment ($259,100), and McGraw Hill ($256,740).

The top ten performing stocks in the portfolio during 2006 were Comcast Cl A (+63% total return), Cisco Systems (+60%), Goldman Sachs (+57%), Expeditors Int’l (+45%), Chevron (+34%), McGraw Hill (+33%), West (+31%), Berkshire Hathaway Cl B (+25%), Stryker (+24%), and State Street (+23%).

The ten positions that had the largest negative effect on the Fund’s return in 2006 in terms of dollars were Omnicare (-$665,238), Capital One Financial (-$506,823), Nelnet (-$419,756), eBay (-$326,864), Nabors (-$299,218), Teva Pharmaceuticals (-$291,917), Qualcomm (-$274,185), Amgen (-$261,770), D.R. Horton (-$255,023), and Centex (-$223,235).

Shareholder Letter	-2-	January 18, 2007

The following table summarizes the performance of the Fund’s largest ten common stockholdings at year end 2006:

		(2006 Results of the Fund’s Top Ten Common Stocks)
No. of Shares	Company Name	12/31/2006 Market Value	% of Equities	% of Total Assets	Tot Rtn % Chg QTD	Tot Rtn % Chg 12 Mos	EPS 5 YR Hist Gr Rate	EPS % Chg 06 VS 05	P/E 2006	P/E 2007	EPS LT Future Gr Rate
53,500	Capital One	$4,109,870	5.3%	5.0%	-2%	-11%	20%	14%	9.9	9.4	13%
45,000	Altria	3,861,900	5.0%	4.7%	13%	19%	3%	4%	16.2	15.3	8%
15,000	Goldman Sachs	2,990,250	3.9%	3.6%	18%	57%	43%	76%	10.1	10.6	15%
27,000	FedEx	2,932,740	3.8%	3.5%	0%	5%	27%	25%	18.2	16.0	14%
55,000	Best Buy	2,705,450	3.5%	3.3%	-8%	14%	19%	20%	21.6	17.8	15%
30,000	Chevron	2,205,900	2.9%	2.7%	14%	33%	33%	23%	9.2	9.7	7%
28,000	Zimmer	2,194,640	2.8%	2.6%	16%	16%	29%	10%	23.0	20.1	15%
40,000	Medtronic	2,140,400	2.8%	2.6%	16%	-6%	15%	19%	24.2	22.7	14%
55,000	Qualcomm	2,078,450	2.7%	2.5%	4%	-11%	28%	40%	23.0	21.1	20%
50,000	Home Depot	2,008,000	2.6%	2.4%	11%	1%	19%	5%	14.1	13.7	12%
		$27,227,600	35.3%	32.8%

Total Equities		$77,042,850		93.0%
Total Net Assets		$82,885,075

Past performance is no guarantee of future results.

(1)	Earnings per share (EPS)
Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.
The sources of earnings per share for these calculations were actual numbers when available, and estimates in all other instances, from BASELINE Financial Services.

(2)	Price to Earnings (P/E) Ratio
The Price to Earnings Ratio reflects the multiple of earnings at which a stock sells and is calculated by dividing current price of the stock by the company’s trailing 12 months’ earnings per share.

Review of 2006 and Outlook for 2007

In 2006, equity markets showed positive returns as corporate earnings were strong, and the inflation and interest rate environment was benign. As outlined in last year’s annual report, we felt that the probabilities for high single digit to low double digit stock market returns in 2006 were good, and the broad market indexes generally saw mid-teens returns for the year.

Our constructive outlook for 2006 was based on our sense that equity valuations were reasonable and that economic growth would remain solid, although we expected aggregate economic growth to slow in the second half of the year.
Despite being largely correct with respect to the big picture for the economy and the capital markets, stock price performance for many of the Fund’s companies was disappointing in 2006, for a variety of reasons, which led to a disappointing return for the Fund in 2006.

For the third straight year, a number of our companies saw their equity valuations contract despite solid underlying growth in corporate profits. Many of the Fund’s long time holdings met or exceeded the 2006 profit levels we forecast at the start of the year, yet experienced minimal stock price gains, or in some cases, had stock price declines. Amgen, Capital One, FedEx, Home Depot, Lowe’s, Medtronic, PepsiCo, Target, Qualcomm and WellPoint all generated good earnings growth during 2006, only to see their prices move essentially sideways or finish the year below year end 2005 levels.

We remain constructive on the long term outlook for the Fund’s holdings for several reasons.

First, our investment process is focused on identifying companies with strong business franchises and a proven ability to generate good growth in business value over time. Our companies generally delivered good business value growth in 2006, and we expect them to continue to do so going forward.

Shareholder Letter	-3-	January 18, 2007

Capital One’s core credit card business grew by 13% in 2006, and the company saw solid growth in its newer lines of business. Amgen continues to show strong earnings growth in its core drug products lines while spending significant amounts on developing new drug applications to fuel future growth. Fedex showed excellent growth in 2006 despite cost headwinds in the forms of higher fuel prices. Pepsico remains a dominant beverage and snack food provider and drove strong revenue, earnings and cash flow growth in 2006.

Second, despite strong underlying financial performance, valuations for many of the Fund’s stocks have drifted to the lowest levels in many years. We expect that with continued solid business growth, valuation levels for our companies will improve over time.

We increased our weightings in health care (Amgen, Medtronic, and WellPoint) and energy (Chesapeake and Nabors), as we believe the long term outlook for both sectors is positive.

Energy stocks declined materially during the second half of 2006, as spot prices for oil and gas dropped, although good earnings progress during the year compressed price-earnings multiples in the sector to very low levels. We added to a number of health care names during 2006 given their relatively low valuations, our expectation of good long term growth, and our expectation of a slowing economic environment. Many of these companies remained out of favor by year end 2006, but during the fourth quarter they began to show a little better relative performance and we expect they will prove rewarding investments over the next 3 to 5 years.

Companies with relatively more consistent earnings growth rates, less economic sensitivity, greater domestic exposure, and cleaner balance sheets tended to underperform in 2006, despite entering 2006 with relatively low valuations versus historic norms. In a continuation of a trend in place since early 2000, “growth” as an investment style lagged “value”, despite entering the year with historically low absolute and relative valuation metrics. In 2006, there was a negative correlation between quality and stock price performance; generally, lower quality companies did a lot better than higher quality companies, continuing a trend that has now been in place for several years.

Within the Fund, the companies that had performed very well financially and reasonably well in terms of stock price during the 2003-2005 time frames continued to show excellent growth in profits in 2006 in the aggregate, without corresponding stock price improvement. We believe this phenomenon was driven more by capital flows away from companies that are the logical product of our investment philosophy and process, which focuses on high quality businesses with consistent, above average profitability and growth characteristics, and toward areas of the equity market that generally do not meet our qualitative and quantitative criteria.

We believe it is important to periodically step back and review what our investment philosophy is, what the investment process is that we use to effectuate our investment philosophy, and how we implement that process over time in view of our assessment of risk and reward opportunities in the current and expected capital markets environment in which we invest.

We believe that the most important determinant of stock price change for a company over time is the underlying financial performance, in terms of growth in revenues, profits, dividends, and free cash flow that it generates over time. Our investment philosophy is predicated on this connection, and the corollary notion that over the long run, the best performing stocks will be those companies that generate the best long term financial performance. Consequently, our investment process is designed to identify those companies which are best situated to produce good long term investment performance, and which are priced in the market to allow their financial performance to drive good long term total returns. Our process seeks to populate the Fund’s portfolio with companies that in our view have the best combination of strong business franchises capable of generating excellent financial returns over the long run and that are selling at favorable valuations in the market.

Historically, the stock market does a good job of sorting out winners and losers, and over a period of many years, stock prices do follow financial performance reasonably closely. However, over shorter periods of time, this connection can be spotty at best, and it is not uncommon for companies to experience extended periods of significant divergence between stock price and financial performance. For example, Berkshire Hathaway declined from $84,000 to $40,800 between 1998 and 2000, even as revenues tripled and net income rose 75% over the same period of time.

In addition to understanding what we seek to do as investors, it is also important to understand what we do not do. We do not chase sectors of the market that have strong current price momentum unless that momentum is accompanied by the qualitative and quantitative elements that we believe are essential for delivering good returns over the long run (most of the time it is not).

We also do not sell stocks just because they are going down, unless our analysis of such price declines indicates that they are justified because there has been a material and long lasting negative change in the value of a company’s business franchise and its ability to generate growth in earnings over the long run.

Shareholder Letter	-4-	January 18, 2007

Our investment process tends to lead us to companies with above average and consistent earnings growth; those companies tend to build significant value over time, but their stock prices can vary widely in the short run (say, 2 or 3 years) around the general trend of their earnings growth. In 2006, prices for many of our holdings experienced a negative divergence from their positive trend in underlying growth in earnings and business value.

At present, valuation for the Fund’s equities is well below historic averages, and well below what we believe to be reasonable if future earnings growth is reasonably close to both historic growth performance and our estimate of earnings growth going forward. Over the past three years, we have seen the aggregate portfolio P/E on the Fund’s equity portfolio decline from around 20x to around 15x, even as the Fund’s companies have grown their earnings on average about 15% per year during that time. This phenomenon creates the opportunity for very good relative and absolute performance over the next several years, as the Fund’s companies continue to grow their earnings, and as the companies’ valuations eventually revert toward historical norms.

We have no insight into when the current state of undervaluation for our companies will end, or what the catalyst will be to trigger a change in the mindset of investors to accord our companies with higher valuations than they currently enjoy in the market. However, history argues strongly that reversion to the mean is one of the most powerful factors in the capital markets and valuations over time typically trend toward the average. This notion supports our positive view of our companies going forward.

While we believe our assessment of the outlook for the economy and the capital markets for 2007 and beyond is less important than our assessment of the investment attributes of our stocks, we remain constructive on the longer term outlook for equities. We expect that corporate earnings growth will slow some in 2007, but still be positive. We believe the S&P 500 could trade as high as 1600 during the year, assuming earnings grow to $90-92 per share (up from about $85 this year). This would imply a P/E of 17-18x for the market, up from the current 16.5x. We believe the market remains somewhat undervalued given continued decent earnings growth, relatively low inflation, and interest rates in the 4.0-5.5% range. We think the equity market can return 7-10% per year on average over the next 3-5 years; we believe our stocks could do somewhat better given their combination of low historical valuations and superior earnings growth characteristics.

In sum, 2006 was a difficult year for the Fund. We got the big picture right (we were positive on the market coming into the year), but many of the companies that drove solid investment performance for the Fund during the 2003-2005 continued to show good earnings progress in 2006, but did not see their stock prices keep up, resulting in a continuation of a trend toward valuation compression that has been in place since 2004. However, we believe that this valuation compression sets the state for better returns going forward.

We are confident that our investment philosophy is solid, our investment process is rigorously applied, and our portfolio has strong companies with leading business franchises and attractive valuation characteristics. While 2006 was a frustrating year in terms of the Fund’s performance, we believe the Fund’s portfolio is well-positioned for 2007 and beyond. We appreciate your investment in the Fund.

Sincerely,

Edson L. Bridges III, CFA
President and Chief Executive Officer

Exhibit 1

BRIDGES INVESTMENT FUND, INC.

SELECTED HISTORICAL FINANCIAL INFORMATION (Unaudited)

- - - - - - - - - - - - Year End Statistics - - - - - - - - - - - -

Valuation Date	Net Assets	Shares Outstanding	Net Asset Value/Share	Dividend/ Share	Capital Gains/Share

07-01-63	$109,000	10,900	$10.00	$—	$—
12-31-63	159,187	15,510	10.13	.07	—
12-31-64	369,149	33,643	10.97	.28	—
12-31-65	621,241	51,607	12.04	.285	.028
12-31-66	651,282	59,365	10.97	.295	—
12-31-67	850,119	64,427	13.20	.295	—
12-31-68	1,103,734	74,502	14.81	.315	—
12-31-69	1,085,186	84,807	12.80	.36	—
12-31-70	1,054,162	90,941	11.59	.37	—
12-31-71	1,236,601	93,285	13.26	.37	—
12-31-72	1,272,570	93,673	13.59	.35	.08
12-31-73	1,025,521	100,282	10.23	.34	.07
12-31-74	757,545	106,909	7.09	.35	—
12-31-75	1,056,439	111,619	9.46	.35	—
12-31-76	1,402,661	124,264	11.29	.38	—
12-31-77	1,505,147	145,252	10.36	.428	.862
12-31-78	1,574,097	153,728	10.24	.481	.049
12-31-79	1,872,059	165,806	11.29	.474	.051
12-31-80	2,416,997	177,025	13.65	.55	.0525
12-31-81	2,315,441	185,009	12.52	.63	.0868
12-31-82	2,593,411	195,469	13.27	.78	.19123
12-31-83	3,345,988	229,238	14.60	.85	.25
12-31-84	3,727,899	278,241	13.40	.80	.50
12-31-85	4,962,325	318,589	15.58	.70	.68
12-31-86	6,701,786	407,265	16.46	.688	.86227
12-31-87	7,876,275	525,238	15.00	.656	1.03960
12-31-88	8,592,807	610,504	14.07	.85	1.10967
12-31-89	10,895,182	682,321	15.97	.67	.53769
12-31-90	11,283,448	744,734	15.15	.67	.40297
12-31-91	14,374,679	831,027	17.30	.66	.29292
12-31-92	17,006,789	971,502	17.51	.635	.15944
12-31-93	17,990,556	1,010,692	17.80	.6225	.17075
12-31-94	18,096,297	1,058,427	17.10	.59	.17874
12-31-95	24,052,746	1,116,620	21.54	.575	.19289
12-31-96	29,249,488	1,190,831	24.56	.55	.25730
12-31-97	36,647,535	1,262,818	29.02	.5075	.30571
12-31-98	48,433,113	1,413,731	34.26	.44	2.11648
12-31-99	69,735,684	1,508,154	46.24	.30	.91088
12-31-00	71,411,520	1,850,301	38.59	.40	.80880716
12-31-01	60,244,912	1,940,494	31.05	.26	—
12-31-02	45,854,541	1,989,769	23.05	.20	—
12-31-03	62,586,435	2,016,560	31.04	.24	—
12-31-04	74,281,648	2,230,038	33.31	.305	—
12-31-05	80,715,484	2,305,765	35.01	.2798	—
12-31-06	82,754,479	2,336,366	35.42	.2695	—

Exhibit 2

BRIDGES INVESTMENT FUND, INC.

PORTFOLIO TRANSACTIONS
DURING THE PERIOD FROM
OCTOBER 1, 2006 THROUGH DECEMBER 31, 2006 (Unaudited)

	Bought or	Held After
Securities	Received	Transactions
Common Stock Unless	$1,000 Par	$1,000 Par
Described Otherwise	Value (M)	Value (M)
	or Shares	or Shares

Best Buy, Inc.	5,000	55,000
Chesapeake Energy Corp.	5,000	45,000
Chicago Mercantile Exchange Holdings, Inc.	840	840
Ebay, Inc.	5,000	30,000
FedEx Corp.	7,000	27,000
First National Bank of Omaha Sub. Notes 7.320% due 12/01/2010	250,000	250,000
Goldman Sachs Group, Inc.	3,000	15,000
Home Depot, Inc.	5,000	50,000
Level 3 Communications, Inc. Sr. Notes 11.500% due 03/01/2010	150,000	500,000
Nabors Industries Ltd.	5,000	55,000
Nucor Corp.	10,000	10,000
Qualcomm, Inc.	5,000	55,000
SLM Corp.	15,000	15,000
Vulcan Materials Co.	3,000	15,000
[1] Western Union Co.	40,000	40,000
Various Issues of Commerical Paper Notes
Purchased during 4th Quarter, 2006	28,750	700

	Sold or	Held After
Securities	Exchanged	Transactions
Common Stock Unless	$1,000 Par	$1,000 Par
Described Otherwise	Value (M)	Value (M)
	or Shares	or Shares

Nelnet, Inc.	5,000	30,000
Omnicare, Inc.	5,000	35,000
Zimmer Holdings, Inc.	2,000	28,000
Various Issues of Commerical Paper Notes
Sold or Maturing during 4th Quarter, 2006	34,050	—

1 Received 40,000 shares in a spin-off of First Data Corp. on 10/02/2006

BRIDGES INVESTMENT FUND, INC.

EXPENSE EXAMPLE

DECEMBER 31, 2006 (Unaudited)

As a shareholder of The Bridges Investment Fund, Inc., you incur ongoing costs, including management fees; services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (July 1, 2006 -December 31, 2006).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transactions fees, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. To the extent that the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 - December 31, 2006

Actual	$1,000.00	$1,055.40	$4.49
Hypothetical (5% return before expenses)	1,000.00	1,020.84	4.41

*	Expenses are equal to the Fund’s annualized expense ratio of 0.866%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

BRIDGES INVESTMENT FUND, INC.

ALLOCATION O PORTFOLIO HOLDINGS

DECEMBER 31, 2006 (Unaudited)

COMPONENTS OF PORTFOLIO HOLDINGS
Common Stocks	$77,042,850
Preferred Stock	504,700
U.S. Treasury Obligations	364,547
Corporate Bonds	3,652,424
Short Term Investments	1,222,872
Total	$$82,787,393

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2006

Title of Security	Number of Shares	Cost	Value

COMMON STOCKS - 93.10%

Commercial Banks - 1.36%
First National of Nebraska, Inc.(a)	225	$387,969	$1,127,250

Air Freight & Logistics - 4.23%
Expeditors International Washington, Inc.	14,000	$261,879	$567,000
FedEx Corp.	27,000	2,487,996	2,932,740
		$2,749,875	$3,499,740

Beverages - 1.89%
PepsiCo, Inc.	25,000	$698,139	$1,563,750

Biotechnology - 2.06%
Amgen, Inc.(a)	25,000	$1,222,615	$1,707,750

Capital Markets - 5.64%
The Goldman Sachs Group, Inc.	15,000	$1,709,191	$2,990,250
Legg Mason, Inc.	7,000	706,500	665,350
State Street Corp.	15,000	62,367	1,011,600
		$2,478,058	$4,667,200

Commercial Banks - 2.15%
Wells Fargo & Co.	50,000	$1,122,293	$1,778,000

Communications Equipment - 4.16%
Cisco Systems, Inc.(a)	50,000	$546,887	$1,366,500
QUALCOMM, Inc.	55,000	2,164,305	2,078,450
		$2,711,192	$3,444,950

Construction Materials - 1.63%
Vulcan Materials Co.	15,000	$1,278,097	$1,348,050

Consumer Finance - 6.84%
Capital One Financial Corp.	53,500	$1,935,422	$4,109,870
Nelnet, Inc.(a)	30,000	600,289	820,800
SLM Corp.	15,000	735,155	731,550
		$3,270,866	$5,662,220

Diversified Financial Services - 1.86%
Chicago Mercantile Exchange Holdings, Inc.	840	$457,520	$428,190
Citigroup, Inc.	20,000	940,437	1,114,000
		$1,397,957	$1,542,190

Energy Equipment & Services - 1.98%
Nabors Industries Ltd.(a)	55,000	$1,885,323	$1,637,900

Food & Staples Retailing - 1.40%
Wal-Mart Stores, Inc.	25,000	$1,179,342	$1,154,500

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets.
(a) Non Income Producing

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Continued)

DECEMBER 31, 2006

Title of Security	Number of Shares	Cost	Value

COMMON STOCKS(Continued)

Health Care Equipment & Supplies - 6.24%
Medtronic, Inc.	40,000	$2,078,528	$2,140,400
Stryker Corp.	15,000	620,307	826,650
Zimmer Holdings, Inc.(a)	28,000	1,866,707	2,194,640
		$4,565,542	$5,161,690

Health Care Providers & Services - 4.12%
Express Scripts, Inc.(a)	10,000	$521,574	$716,000
Omnicare, Inc.	35,000	1,231,109	1,352,050
Wellpoint, Inc.(a)	17,000	1,188,129	1,337,730
		$2,940,812	$3,405,780

Hotels Restaurants & Leisure - 3.18%
Carnival Corp.	20,000	$778,740	$981,000
Harrah’s Entertainment, Inc.	20,000	656,022	1,654,400
		$1,434,762	$2,635,400

Household Durables - 2.08%
DR Horton, Inc.(a)	65,000	$982,877	$1,721,850

Insurance - 3.46%
American International Group, Inc.	22,000	$1,304,817	$1,576,520
Berkshire Hathaway, Inc., Class B(a)	350	492,609	1,283,100
		$1,797,426	$2,859,620

Internet & Catalog Retail - 1.09%
eBay, Inc.(a)	30,000	$566,526	$902,100

IT Services - 3.58%
First Data Corp.	40,000	$810,497	$1,020,800
Fiserv, Inc.(a)	20,000	664,527	1,048,400
Western Union Co.	40,000	677,953	896,800
		$2,152,977	$2,966,000

Machinery - 0.78%
Illinois Tool Works, Inc.	14,000	$694,668	$646,660

Media - 2.25%
Comcast Corp.(a)	20,000	$601,925	$837,600
The McGraw-Hill Companies, Inc.	15,000	664,690	1,020,300
		$1,266,615	$1,857,900

Metals & Mining - 0.66%
Nucor Corp.	10,000	$600,468	$546,600

Multiline Retail - 1.72%
Target Corp.	25,000	$587,011	$1,426,250

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets.
(a) Non Income Producing

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Continued)

DECEMBER 31, 2006

Title of Security	Number of Shares	Cost	Value

COMMON STOCKS(Continued)

Oil & Gas - 7.55%
Anadarko Petroleum Corp.	40,000	$1,349,605	$1,740,800
Apache Corp.	15,000	956,067	997,650
Chesapeake Energy Corp.	45,000	1,405,714	1,307,250
ChevronTexaco Corp.	30,000	889,181	2,205,900
		$4,600,567	$6,251,600

Oil, Gas & Consumable Fuels - 1.22%
BP PLC - ADR	15,000	$368,832	$1,006,500

Pharmaceuticals - 4.78%
Allergan, Inc.	10,000	$782,197	$1,197,400
Johnson & Johnson	30,000	1,197,391	1,980,600
Teva Pharmaceutical Industries, Ltd. - ADR	25,000	667,699	777,000
		$2,647,287	$3,955,000

Software - 1.97%
Fair Isaac Corp.	18,000	$234,627	$731,700
Microsoft Corp.(a)	30,000	266,000	895,800
		$500,627	$1,627,500

Specialty Retail - 8.55%
Best Buy Co, Inc.	55,000	$1,414,926	$2,705,450
Home Depot, Inc.	50,000	1,453,599	2,008,000
Lowe’s Cos, Inc.(a)	45,000	1,263,491	1,401,750
O’Reilly Automotive, Inc.(a)	30,000	739,254	961,800
		$4,871,270	$7,077,000

Tobacco - 4.67%
Altria Group, Inc.	45,000	$1,948,822	$3,861,900

TOTAL COMMON STOCKS (Cost $52,908,815)		$52,908,815	$77,042,850

PREFERRED STOCKS - 0.61%

Real Estate - 0.30%
Equity Office Properties Trust	10,000	$272,179	$251,600

Real Estate Investment Trusts (REITs) - 0.31%	10,000	$250,000	$253,100
Harris Preferred Capital Corp.

TOTAL PREFERRED STOCKS (Cost $522,179)		$522,179	$504,700

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
(a) Non Income Producing

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Continued)

DECEMBER 31, 2006

Title of Security	Principal Amount	Cost	Value

U.S. TREASURY OBLIGATIONS - 0.44%

United States Treasury Note/Bond - 0.44%
7.500%, 11/15/2016	$300,000	$305,548	$364,547

TOTAL U.S. TREASURY OBLIGATIONS (Cost $305,548)		$305,548	$364,547

CORPORATE BONDS - 4.41%

Diversified Financial Services - 0.33%
MBNA Corporation Senior Note 7.500%, 03/15/2012	250,000	$261,039	$273,849

Commercial Banks - 0.30%
First National Bank of Omaha 7.320%, 12/01/2010	250,000	$257,295	$251,390

Consumer Finance - 0.43%
Ford Motor Credit Co. 7.875%, 06/15/2010	350,000	$342,638	$352,907

Diversified Telecommunication Services - 0.64%
Level 3 Communications, Inc. 11.500%, 03/01/2010	500,000	$456,596	$530,000

Electric Utilities - 0.35%
Duke Capital Corp. 8.000%, 10/01/2019	250,000	$273,718	$290,639

Food Products - 0.31%
Kraft Foods, Inc. 6.250%, 06/01/2012	250,000	$259,280	$259,700

Health Care Providers & Services - 0.32%
Cardinal Health, Inc. 6.750%, 02/15/2011	250,000	$255,743	$261,908

Hotels Restaurants & Leisure - 0.32%
Marriott International, Inc. 7.875%, 09/15/2009	250,000	$250,028	$264,308

Multi Utilities - 0.25%
MidAmerican Energy Holdings Co. 7.630%, 10/15/2007	200,000	$200,000	$203,138

Multiline Retail - 0.52%
Dillard Department Stores, Inc.7.850%, 10/01/2012	150,000	$150,627	$157,500
JCPenney Co., Inc. 7.400%, 04/01/2037	250,000	263,378	272,522
		$414,005	$430,022

Semiconductor & Semiconductor Equipment - 0.33%
Applied Materials, Inc. 7.125%, 10/15/2017	250,000	$255,176	$273,938

Tobacco - 0.31%
R.J. Reynolds Holdings, Inc. 7.250%, 06/01/2012	250,000	$257,060	$260,625

TOTAL CORPORATE BONDS (Cost $3,482,578)		$3,482,578	$3,652,424

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets.

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Continued)

DECEMBER 31, 2006

Title of Security	Principal Amount	Cost	Value

SHORT TERM INVESTMENTS - 1.48%

Commercial Paper - 0.85%
American Express Corp. 5.25% 0.000%, 01/05/2007	$700,000	$699,603	$699,603

Mutual Funds - 0.63%
SEI Daily Income Trust Treasury Fund - 4.500%	523,269	$523,269	$523,269

TOTAL SHORT TERM INVESTMENTS (Cost $1,222,872)		$1,222,872	$1,222,872

TOTAL INVESTMENTS (Cost $58,441,992) - 100.04%			$82,787,393
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.04)%			(32,914)
TOTAL NET ASSETS - 100.00%			$82,754,479

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets.

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

ASSETS:
Investments in securities, at fair value (cost: $58,441,992)	$82,787,393
Receivables
Dividends and interest	157,194
Fund shares issued	17,027
Other assets	195

TOTAL ASSETS	$82,961,809

LIABILITIES:
Payables
Advisory fees	$103,915
Distribution to shareholders	24,699
Accrued expenses	78,716

TOTAL LIABILITIES	$207,330

TOTAL NET ASSETS	$82,754,479

NET ASSETS CONSIST OF:
Capital stock	$59,719,528
Accumulated undistributed net realized loss on investments	(1,310,450)
Unrealized appreciation on investments	24,345,401
TOTAL NET ASSETS	$82,754,479

SHARES OUTSTANDING (UNLIMITED SHARES OF NO PAR VALUE AUTHORIZED)	2,336,366

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$35.42

See accompanying Notes to the Financial Statements.

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $1,206)	$888,212
Interest income	429,741

Total investment income	$1,317,953

EXPENSES:
Advisory fees	406,899
Administration fees	41,975
Professional services	61,580
Dividend disbursing and transfer agent fees	49,858
Fund accounting fees	45,259
Taxes and licenses	1,460
Custody fees	13,012
Printing and supplies	44,262
Independent directors expenses and fees	20,192
Other	452

Total expenses	$684,949
NET INVESTMENT INCOME	$633,004

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investments	$997,981

Net change in unrealized appreciation on investments	(30,162)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:	$967,819

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,600,823

See accompanying Notes to the Financial Statements.

BRIDGES INVESTMENT FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

	2006	2005
OPERATIONS:
Net investment income	$633,004	$633,991
Net realized gain on investments	997,981	278,802
Net change in unrealized appreciation/(depreciation) on investments	(30,162)	3,714,860

Net increase in assets resulting from operations	$1,600,823	$4,627,653

Net equalization debits/credits:	(926)	(852)

Distributions to shareholders:
From net investment income	(633,323)	(638,017)

Total distributions	$(633,323)	$(638,017)

Capital share transactions:
Net increase in net assets from capital share transactions (Note 6)	1,072,421	2,445,052

Total increase in net assets	$2,038,995	$6,433,836

NET ASSETS:
Beginning of period	$80,715,484	$74,281,648

End of year (includes $0 and $0 of
undistributed net investment income in 2006 and 2005)	$82,754,479	$80,715,484

See accompanying Notes to the Financial Statements.

BRIDGES INVESTMENT FUND, INC.

FINANCIAL HIGHLIGHTS

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Years Ended December 31
	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$35.01	$33.31	$31.04	$23.05	$31.05

Operations
Net Investment Income[1]	0.27	0.28	0.31	0.24	0.20
Net Realized and Unrealized Gain (Loss) on Investments	0.41	1.70	2.27	7.99	(8.00)
Total from Operations	$0.68	$1.98	$2.58	$8.23	$(7.80)

Less Distributions:
From Net Investment Income	$(0.27)	$(0.28)	$(0.31)	$(0.24)	$(0.20)
Total Distributions	$(0.27)	$(0.28)	$(0.31)	$(0.24)	$(0.20)

Net Asset Value: End of Period	$35.42	$35.01	$33.31	$31.04	$23.05

Total Return	1.96%	5.99%	8.36%	35.83%	(25.13)%

Ratio/Supplemental Data
Net Assets at End of Period (000s omitted)	$82,754	$80,715	$74,282	$62,586	$45,855
Ratio of Expenses to Average Net Assets	0.84%	0.85%	0.85%	0.89%	0.85%
Ratio of Net Investment Income to Average Net Assets	0.78%	0.84%	0.98%	0.91%	0.79%
Portfolio Turnover Rate	19%	24%	17%	26%	23%

1 Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.

BRIDGES INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2006

(1)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Bridges Investment Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The primary investment objective of the Fund is long-term capital appreciation. In pursuit of that objective, the Fund invests primarily in common stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A.    Investments -

Security transactions are recorded on trade date. Dividend income is recognized on the ex-divided date, and interest income is recognized on an accrual basis. Discount and premium on fixed income securities is accreted or amortized into interest income using the effective interest method.

The net realized gain (loss) from the sales of securities is determined for income tax and accounting purposes on the basis of the cost of specific securities.

Securities owned are reflected in the accompanying statements of assets and liabilities and the schedule of investments at fair value based on quoted market prices. Quoted market prices represent the last recorded sales price on the last business day of the calendar year for securities traded on a national securities exchange. If no sales were reported on that day, quoted market price represents the closing bid price. Securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors. The cost of investments reflected in the statement of assets and liabilities and the schedule of investments is approximately the same as the basis used for federal income tax purposes.

B.    Federal Income Taxes -

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies to distribute all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.

C.    Distribution To Shareholders -

The Fund accrues dividends to shareholders on a quarterly basis as of the ex-dividend date. Distribution of net realized gains, if any, are made on an annual basis to shareholders as of the ex-dividend date.

D.    Equalization -

The Fund uses the accounting practice of equalization by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemption of capital shares.

E.     Use of Estimates -

The preparation of financial statements in conformity with accounting principles generally accepted in United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.     New Accounting Pronouncements

In July 2006, the FASB released FASB Interpretation no. 48 Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.

FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the statement of operations. The Fund is required to adopt FIN 48 on June 29, 2007. The Fund will apply FIN 48 to all open tax years on the date of adoption. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, the Financial Accounting Standards Board (the “FASB”) released Statement of Financial Accounting Standard No. 157 Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value in Generally Accepted Accounting Principles (“GAAP”), and expands disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied. At this time, management is evaluating the implications of FASB 157 and its impact in the financial statements has not yet been determined.

(2)	INVESTMENT ADVISORY CONTRACT AND OTHER TRANSACTIONS WITH AFFILIATES

Under an Investment Advisory Contract, Bridges Investment Management, Inc. (Investment Adviser) furnishes investment advisory services for the Fund. In return, the Fund has agreed to pay the Investment Adviser a management fee computed on a quarterly basis at the rate of 1/8 of 1% of the average month end net asset value of the Fund during the quarter, equivalent to 1/2 of 1% per annum. Certain officers and directors of the Fund are also officers and directors of the Investment Adviser. These officers do not receive any compensation from the Fund other than that which is received indirectly through the Investment Adviser.

The contract between the Fund and the Investment Adviser provides that total expenses of the Fund in any year, exclusive of taxes, but including fees paid to the Investment Adviser, shall not exceed, in total, a maximum of 1 and 1/2% of the average month end net asset value of the Fund for the year. Amounts, if any, expended in excess of this limitation are reimbursed by the Investment Adviser as specifically identified in the Investment Advisory Contract. There were no amounts reimbursed during the year ended December 31, 2006.

The Fund has entered into a Board-approved contract with the Investment Adviser in which the Investment Adviser is responsible for providing administrative services to the Fund at an annual rate of $42,000. These administrative expenses are shown as Administration Fees on the Statement of Operations.

(3)	DIVIDEND DISBURSING AND TRANSFER AGENT

Dividend disbursing and transfer agent services were provided by U.S. Bancorp Fund Services, LLC. The fees paid to the Transfer Agent are intended to approximate the cost to the Transfer Agent for providing such services.

(4)	SECURITY TRANSACTIONS

The cost of long-term investment purchases during the years ended December 31, was:

	2006	2005

United States government obligations	$—	$—
Securities	15,306,581	22,409,124
	$15,306,581	$22,409,124

Net proceeds from sales of long-term investments during the years ended December 31, were:

	2006	2005

United States government obligations	$200,000	$—
Other securities	14,931,689	17,607,264
Total Net Proceeds	$15,131,689	$17,607,264

(5)	NET ASSET VALUE

The net asset value per share represents the effective price for all subscription and redemptions.

(6)	CAPITAL STOCK

Shares of capital stock issued and redeemed during the years ended December 31, were as follows:

	2006	2005

Shares sold	209,169	234,028
Shares issued to shareholders in reinvestment of net investment income	15,732	16,112
	224,901	250,140

Shares redeemed	(194,300)	(174,413)
Net increase	30,601	75,727

Value of capital stock issued and redeemed during the years ended December 31, was as follows:

	2006	2005

Shares sold	$7,268,826	$7,723,411
Shares issued to shareholders in reinvestment of net investment income	543,587	536,650
	$7,812,413	$8,260,061

Shares redeemed	(6,739,992)	(5,815,009)
Net increase	$1,072,421	$2,445,052

(7)	DISTRIBUTIONS TO SHAREHOLDERS

On December 29, 2006, a cash distribution was declared from net investment income accrued through December 29, 2006. This distribution was calculated as $0.0745 per share. The dividend was paid on December 29, 2006 to shareholders of record on December 28, 2006.

(8)	FEDERAL INCOME TAX INFORMATION

Distributions during the years ended December 31, 2006 and 2005, totaled $633,323 and $638,017 and were characterized as ordinary income for tax purposes.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the dissimilar character of certain income items and net realized gains and losses for financial statement and tax purposes. Any permanent differences will result in reclassification among certain capital accounts in the financial statements. For the year ended December 31, 2006 the undistributed net investment income increased by $1,243, accumulated losses increased by $16,081, and paid-in-capital decreased by $17,324.

As of December 31, 2006, the components of the tax basis cost of investments and net unrealized appreciation were as follows:

Federal tax cost of investments	$58,441,992
Unrealized appreciation	$25,643,038
Unrealized depreciation	$(1,297,637)
Net unrealized appreciation	$24,345,401

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$24,345,401
Undistributed ordinary income	$—
Accumulated capital losses	$(1,310,450)

The accumulated capital losses of $1,310,450 represent post-October loss deferrals of $47,415 and $1,263,035 of net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire as follows: $587,377 in 2011, and $675,658 in 2012.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Bridges Investment Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of Bridges Investment Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2006 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinions, such financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial positions of the Fund as of December 31, 2006, and the results of its operations for the year then ended, changes in its net assets for each of the tow years in the period ended, and financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
February 6, 2007

INVESTMENT ADVISORY AGREEMENT DISCLOSURE (Unaudited)

The Fund’s investment advisory agreement with Bridges Investment Management, Inc. (“BIM”) was approved by the independent members of the Board of Directors on November 21, 2006, and will be put to a vote of the Fund’s shareholders at the 2007 Annual Meeting to be held on March 27, 2007.

In approving the continuance of the investment advisory agreement, the independent Directors of the Fund reviewed the financial resources of BIM, the investment performance record, types of securities purchased, and asset size of the Fund in comparison with funds of similar size and comparable investment objectives, the operating costs relative to other funds, and other factors including the quality of investment advice and other services set forth in a special study prepared annually for the Board by the investment manager. In addition, the independent Directors reviewed the expertise, personnel, and the resources BIM is willing to commit to the management of the Fund, its compliance program, the cost of comparable services and the benefits to be received by BIM.

With respect to BIM’s financial resources, BIM provided the Fund’s Board of Directors information showing (as of June 30, 2006) total assets of $3,063,047, no long-term debt, and total shareholders’ equity of $2,655,320, with a current ratio (current assets to current liabilities) of 4.01% and an equity to total assets ratio of 85.1%. With respect to investment performance record, types of securities purchased, quality of investment advice, and operating costs, because Edson L. Bridges III has been, and will continue as, the person responsible for the day-to-day management of the Fund’s portfolio, a position he has held since April 11, 1997, and because the transfer of the investment advisory arrangement from the predecessor investment advisor, Bridges Investment Counsel, Inc. to BIM continued the Fund operations in similar form with minimal disruption of operations and arrangements, the directors reviewed and focused on the Fund’s past performance and operations in their evaluation and decision.

Based on information gathered from a leading mutual fund evaluator, the Fund directors compared the Fund’s performance criteria to funds with similar investment objectives. The total fund comparison universe varied depending on the time frame of the comparison and other investment parameters included, but with respect to funds with a growth investment objective, the Fund ranked, on percentile terms, in the 85th percentile of 1,693 funds over a trailing 12-month period (as of September 30, 2006), 64th of 1,393 funds over a 3-year period, 36th of 1,092 funds over a 5-year period, and 44th of 415 funds over a 10-year period.

The Fund directors reviewed the asset allocation of the Fund, including the percentage of Fund assets invested in stocks (88.1% as of September 30, 2006) and bonds (4.3% as of September 30, 2006.)

The Fund directors reviewed a number of current ratios for the Fund’s portfolio, including the current price/earnings ratio of Fund stocks (15.0 as of September 30, 2006) price/cash ratio (11.7) and price/book ratio (2.8), as well as the Fund’s turnover ratio, which moved up to 24% for the trailing twelve months, still well below the average turnover ratio average of 89% for a comparison group of large cap growth funds. The directors also reviewed the Fund’s expense ratio, which was 0.85% for the period ending September 30, 2006, compared to an average of 1.86% for a peer group of 1,663 funds selected as the comparison group.

The Fund Board also reviewed the extent to which economies of scale would be realized as the Fund grows, and the expected impact of any growth in Fund assets on the Fund’s fee structure, including fees and expenses which are not directly related to the size of the Fund, and provisions in agreements with service providers which carry a lower basis charge if the Fund asset base increases.

With respect to the Fund’s compliance program, the Fund directors were provided information concerning both the historical practices to ensure compliance by Fund personnel, as well as current actions taken to strengthen the Fund compliance structure.

The Board of Directors noted that Edson L. Bridges III has more than 23 years experience with the Fund’s portfolio and thus is very familiar with the Fund’s history and operations. The Board of Directors further noted that Edson L. Bridges III has been responsible for the day-to-day management of the Fund’s portfolio since April 11, 1997, with Brian Kirkpatrick as the back-up person in this position, and that these positions and responsibilities have continued with BIM.

At each Board of Directors meeting, the Board reviews the brokerage commissions and fees paid with respect to securities transactions undertaken for the Fund’s portfolio during the prior three-month period for the cost efficiency of the services provided by the brokerage firms involved, all of which brokerage firms are non-affiliated with the Fund and BIM. The Fund’s Board of Directors reviewed in January, 2006, an annual disclosure for 2005 on soft dollar commission arrangements of BIM and the benefits that BIM, and its clients may receive from the Fund’s portfolio transactions. The Board has regularly reviewed the brokerage commissions paid on each portfolio security transaction since 1995, and the actions taken by the management during the prior quarter with respect to portfolio transactions and commission levels have been approved by the Board of Directors

OTHER INFORMATION (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the First and Third Quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov or can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330). These reports can also be obtained from the Fund by sending an e-mail to fund@bridgesinv.com or calling 1-800-939-8401.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and a report on how the Fund voted such proxies during the 12-month period ended June 30, 2006 can be obtained by request and without charge from the Fund by sending an e-mail to fund@bridgesinv.com or calling 1-800-939-8401, or from the SEC’s website at http://www.sec.gov.

Bridges Investment Fund, Inc. Shareholder Communication Annual Report for 2006	January 18, 2007

MANAGEMENT’S DISCUSSION AND ANALYSIS

Introduction

The following information is provided in response to Item 22 in the Form N-1A to be filed annually under the Investment Company Act of 1940 with the Securities and Exchange Commission in Washington, D.C. The Form N-1A prescribes certain information that is to be included in the Prospectus for the Fund.

Item 22(b)(3)

The Directors as a group were initially paid a total of $20,192 by Bridges Investment Counsel, Inc. for their attendance at Audit Committee, Administration and Nominating Committee, and Board of Directors meetings during 2006, which fees were reimbursed by the Fund in the calendar quarter that follows the actual attendance by the member of the Board for regular meetings and special or committee sessions.

The Officers, as a group, were not paid any compensation by the Fund for their services during 2006. During the most recent fiscal year ended December 31, 2006, the Fund paid its investment adviser, Bridges Investment Management, Inc., $406,899 in fees under the investment advisory contract.

Item 22(b)(5)

Officers and Directors

The Board is responsible for managing the Fund’s business affairs and for exercising all the Fund’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). In addition, the Fund’s statement of additional information includes additional information about Fund directors and is available, without charge, upon request to Mary Ann Mason at 1-800-939-8401.

**The determination of an interested person is based on the definition in Section 2(a)(19) of the Investment Company Act of 1940, and Securities and Exchange Commission Release (Release No. IC-24083, dated October 14, 1999), providing additional guidance to investment companies about the types of professional and business relationships that may be considered to be material for purposes of Section 2(a)(19). Interested persons include a director or officer of the Fund who has a significant or material business or professional relationship with the Fund’s investment adviser, Bridges Investment Counsel, Inc. Those individuals who are not “interested persons” are disinterested persons for this disclosure. Bridges Investment Fund, Inc. considers these proposed Board members to be “independent directors” exercising care, diligence and good business judgment with respect to the governance of the Fund.**

**Disinterested Persons
Also Known As Independent Directors**

Name, Age, Position with Fund and Term of Office	Principal Occupation(s) and Directorships*

N. Phillips Dodge, Jr. Age: 70 Director (1983 - present)
Mr. Dodge is President of N. P. Dodge Company, a leading commercial and residential real estate brokerage concern in the area of Omaha, Nebraska. Mr. Dodge has held this position since July, 1978. Mr. Dodge is also a principal officer and director of a number of subsidiary and affiliated companies in the property management, insurance, and real estate syndication fields. Mr. Dodge became a Director of American States Water Company (formerly Southern California Water Company) in April, 1990, and a Director of the Omaha Public Power District as of January 5, 2000, for a six year term.

Shareholder Communication	MD&A-2	January 18, 2007

Name, Age, Position with Fund and Term of Office	Principal Occupation(s) and Directorships*

John W. Estabrook Age: 79 Director (1979 - present)
Mr. Estabrook was the Chief Administrative Officer of the Nebraska Methodist Hospital and its holding company, Nebraska Methodist Health System, in Omaha, Nebraska, beginning June, 1959. Effective January 1, 1987, Mr. Estabrook relinquished the position of President of Nebraska Methodist Hospital, assuming the Presidency of the Nebraska Methodist Health System until his retirement on August 31, 1992.

Jon D. Hoffmaster Age: 58 Director (1993 - present)
From 1987 to 1998, Mr. Hoffmaster was employed by InfoUSA, where he served as President and Chief Operating Officer, Chief Financial Officer, Executive Vice President and director. From 1980 to 1987, Mr. Hoffmaster was President and Chief Executive Officer of First National Bank of Bellevue, Nebraska. Mr. Hoffmaster has been determined to be an “audit committee financial expert” within the meaning of the Sarbanes Oxley Act of 2002 and the regulations related thereto by the Fund’s Board of Directors. Mr. Hoffmaster serves as the Chairman of the Audit Committee. Since June 1, 2003, Mr. Hoffmaster has been the President of W.F. Enterprises, LLC, a recreational vehicle company.

John J. Koraleski Age: 56 Chairman (2005 - present) Director (1995 - present)
Mr. Koraleski was elected Chairman on April 13, 2005. Mr. Koraleski is Executive Vice President-Marketing & Sales of the Union Pacific Railroad Company headquartered in Omaha, Nebraska. Mr. Koraleski was employed by Union Pacific in June, 1972, where he has served in various capacities. He was promoted to his present position in March, 1999. As the Executive Vice President-Marketing & Sales, Mr. Koraleski is responsible for all sales, marketing, and commercial activities for the railroad and its Union Pacific Distribution Services subsidiary. He is a member of the Railroad’s Operating Committee.
Currently, Mr. Koraleski is Vice President-Finance and a Member of the Board of Trustees for Union Pacific Foundation. Prior to his current officer position with the Railroad, Mr. Koraleski was the Railroad’s Chief Financial Officer, Controller of Union Pacific Corporation. In those positions, he was responsible for the Railroad’s Information Technologies and Real Estate Departments. Mr. Koraleski has been designated as the Lead Independent Director of the Fund.

Gary L. Petersen Age: 63 Director (1987 - present)
Mr. Petersen is the retired President of Petersen Manufacturing Co. Inc. of DeWitt, Nebraska. Mr. Petersen commenced employment with the Company in February, 1966. He became President in May, 1979, and retired in June, 1986. Petersen Manufacturing Co. Inc. produced a broad line of hand tools for national and worldwide distribution under the brand names Vise-Grip, Unibit, Prosnip, and Punch Puller. Mr. Petersen serves as Chairman of the Fund’s Administration and Nominating Committee.

Roy A. Smith Age: 72 Director (1976 - present)
Mr. Smith was President of H. P. Smith Motors, Inc. for decades until the Company was sold to a new owner in the Third Quarter of 1997. Mr. Smith is currently President of Old Mill Toyota of Omaha, Nebraska, and is a director of the Mid City Bank of Omaha.

L.B. Thomas Age: 70 Director (1992 - present)
Mr. Thomas retired in October, 1996, from ConAgra, Inc. headquartered in Omaha, Nebraska. He retired as Senior Vice President, Risk Officer and Corporate Secretary. ConAgra had sales of approximately $25 billion world-wide and was the second largest processor of food products in the United States when Mr. Thomas retired. He was also a member of ConAgra’s Management Executive Committee. Mr. Thomas joined ConAgra as assistant to the Treasurer in 1960. He was named Assistant Treasurer in 1966; Vice President, Finance in 1969; Vice President, Finance and Treasurer in 1974; added the Corporate Secretary responsibility in 1982; and became Senior Vice President in 1991. Mr. Thomas is a director of Lozier Corp. located in Omaha, Nebraska and the Exchange Bank of Mound City, Missouri, and a member and treasurer of the Nebraska Methodist Health System Board of Directors.

John K. Wilson Age: 52 Director (1999 - present)
Mr. Wilson is President of Durham Resources, LLC. Durham Resources, LLC is a privately held investment company headquartered in Omaha, Nebraska. Mr. Wilson commenced his career with Durham Resources, LLC in February, 1983. Prior to becoming President in May, 1994, Mr. Wilson served in the position of Secretary-Treasurer and Vice President-Finance. Mr. Wilson currently serves on the Advisory Board - U.S. Bank National Association, Omaha, Nebraska and as a director of MDU Resources Group, Inc. headquartered in Bismarck, North Dakota. Mr. Wilson has been determined to be an “audit committee financial expert” within the meaning of the Sarbanes Oxley Act of 2002 and the regulations related thereto by the Fund’s Board of Directors.

*	Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

The address for all Fund Directors is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114.

Shareholder Communication	MD&A-3	January 18, 2007

Interested Person Directors and Officers

The following Directors and Officers are interested persons of the Fund. The determination of an interested person is based on the definition in Section 2(a)(19) of the Investment Company Act of 1940 and Securities and Exchange Commission Release (Release No. IC-24083, dated October 14, 1999), providing additional guidance to investment companies about the types of professional and business relationships that may be considered to be material for purposes of Section 2(a)(19).

Name, Age, Position with Fund and Term of Office	Principal Occupation(s) and Directorships*

Edson L. Bridges II Age: 74 Chairman Emeritus (2006 - present) Vice-Chairman (2005 - 2006) Chairman (1997 - 2005) Chief Executive Officer (1997 - 2004) Director (1963 - present)
Mr. Bridges was elected Chairman Emeritus on April 15, 2006. Mr. Bridges had previously served as Chairman, Vice-Chairman, Chief Executive Officer, and President of the Fund. Mr. Bridges was replaced by Edson L. Bridges III as Chief Executive Officer of the Fund on April 13, 2004. In September, 1959, Mr. Bridges became associated with the predecessor firm to Bridges Investment Counsel, Inc. and is presently the President, Director, and Chief Compliance Officer of Bridges Investment Counsel, Inc. Mr. Bridges is also President and Director of Bridges Investor Services, Inc. Mr. Bridges is President and Director of Provident Trust Company, chartered to conduct business on March 11, 1992, and, since December 2000, Director of Bridges Investment Management, Inc.

Edson L. Bridges III Age: 48 President (1997 - present) Chief Executive Officer (2004 - present) Director (1991 - present)
Mr. Bridges has been a full-time member of the professional staff of Bridges Investment Counsel, Inc. since August 1983. Mr. Bridges has been responsible for securities research and the investment management for an expanding base of discretionary management accounts, including the Fund, for more than ten years. Mr. Bridges was elected President of Bridges Investment Fund, Inc. on April 11, 1997, and he assumed the position of Portfolio Manager at the close of business on that date. Mr. Bridges became Chief Executive Officer of the Fund on April 13, 2004. Mr. Bridges has been Executive Vice President of Bridges Investment Counsel, Inc. since February, 1993, and he is a Director of that firm. Mr. Bridges is an officer and a Director of Bridges Investor Services, Inc. and Provident Trust Company. Since December 2000, Mr. Bridges has been President and Director of Bridges Investment Management, Inc. Mr. Bridges became a Director of Stratus Fund, Inc., an open-end, regulated investment company located in Lincoln, Nebraska, in October, 1990 and is Chairman of the Audit Committee of the Stratus Fund.

* Edson L. Bridges II is the father of Edson L. Bridges III.

Shareholder Communication	MD&A-4	January 18, 2007

Additional Officers of the Fund

Name, Age, Position with Fund and Term of Office	Principal Occupation(s) and Directorships*

Nancy K. Dodge Age: 45 Chief Compliance Officer (2006 - present) Treasurer (1986 - present)
Mrs. Dodge has been an employee of Bridges Investment Counsel, Inc. since January, 1980 and Bridges Investment Management, Inc. since 1994. Her career has progressed through the accounting department of that Firm, to her present position as Vice President of Fund Services. Mrs. Dodge is the person primarily responsible for overseeing day to day operations for the Fund, and she is also the key person for handling relations with shareholders, the custodian bank, transfer agent, and the auditor. Mrs. Dodge is a Senior Vice President of Bridges Investment Management, Inc., Vice President and Director of Bridges Investor Services, Inc., and a Trust Administrator for Provident Trust Company. Ms. Dodge was appointed Chief Compliance Officer of the Fund, as of November 21, 2006.

Brian Kirkpatrick Age: 35 Executive Vice President (2006 - present) Vice President (2000 - 2006)
Mr. Kirkpatrick has been an employee of Bridges Investment Counsel, Inc. since August 24, 1992 and Bridges Investment Management, Inc. since 1994. Mr. Kirkpatrick has been a full-time member of the professional staff of Bridges Investment Counsel, Inc., responsible for securities research, and the investment management for an expanding base of discretionary management accounts, including the Fund, for several years. Mr. Kirkpatrick was appointed Sub Portfolio Manager of the Fund on April 12, 2005. Mr. Kirkpatrick is Senior Vice President, Director of Research and Chief Compliance Officer and a director of Bridges Investment Management, Inc., and a Vice President for Provident Trust Company.

Mary Ann Mason Age: 55 Secretary (1987 - present)
Mrs. Mason has been an employee of Bridges Investment Counsel, Inc. since June, 1981 and is currently Senior Vice President, Secretary, and Treasurer, and has been an employee of Bridges Investment Management, Inc. since 1994. Mrs. Mason is also Corporate Secretary and Treasurer for Bridges Investment Counsel, Inc., Secretary, Treasurer and Trust Administrator for Provident Trust Company, Secretary and Treasurer for both Bridges Investor Services, Inc. and Bridges Investment Management, Inc., and a Director of Bridges Investor Services, Inc.

Linda Morris Age: 40 Assistant Treasurer (1999 - present)
Mrs. Morris has been an employee of Bridges Investment Counsel, Inc. since August, 1992 and Bridges Investment Management, Inc. since 1994. Her career with Bridges Investment Counsel, Inc. has been largely in the client accounting area. Mrs. Morris was elected Assistant Treasurer of the Fund in April, 1999. Mrs. Morris is also Associate Director of Accounting for Bridges Investment Counsel, Inc. and a Trust Assistant for Provident Trust Company.

Trinh Wu Age: 49 Controller (2001 - present)
Mrs. Wu has been an employee of Bridges Investment Counsel, Inc. and Bridges Investment Management, Inc. since February 1, 1997. Mrs. Wu has functioned as the lead accountant for the day to day operation of the Fund. Prior to employment at Bridges Investment Counsel, Inc., Mrs. Wu performed operating and accounting activities for 17 years in the Estate and Trust Department of the predecessor institutions to U.S. Bank, N.A. Nebraska. Mrs. Wu was elected to the position of Controller of the Fund at the October 16, 2001 meeting of the Board of Directors.

* Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

The address for all Fund Officers is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114.

The Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request by sending an e-mail to fund@bridgesinv.com or by calling 1-800-939-8401.

Item 22(b)(7)(i)

This item requires a discussion of those factors, including relevant market conditions and the investment strategies and techniques pursued by the Fund’s investment adviser, that materially affected the performance of the Fund during the most recently completed fiscal year. The investment performance for 2006, the most recently completed fiscal year, was a positive 1.96% total return with cash distributions reinvested in shares of capital stock in the Fund.

Shareholder Communication	MD&A-4	January 18, 2007

The relevant market conditions and the investment strategies pursued by the Fund’s investment adviser that materially affected the performance of the Fund during the most recently completed fiscal year are fully described on pages one through five of the Shareholder Letter, which is a part of the Annual Report.

Item 22(b)(7)(ii)

The Fund is required to provide a line graph comparing the initial account value and subsequent account values at the end of each of the most recently completed ten fiscal years of the Fund, assuming a $10,000 investment in the Fund at the beginning of the first fiscal year to the same investment over the same periods in an appropriate broad-based securities market index. In a table placed within or contiguous to the graph, the Fund’s average annual total returns for the one, five, and ten-year periods ended on the last day of the most recent fiscal year, computed in accordance with applicable SEC regulations and guidelines, are provided.

This line graph appears below. The information on the line graph is set forth without amplifying commentary. However, the interpretative discussion that precedes and follows in this section of the Annual Shareholder Report for 2006 is an integral part of the overall presentation concerning investment performance.

The assumptions for the preparation of data to compute performance for the Standard & Poor’s 500 Composite Index, the Russell 1000 Growth Index, and for Bridges Investment Fund, Inc., along with other items of information and analysis, appear on pages MD&A-6.

The Standard & Poor’s 500 Composite Stock Index was chosen as the appropriate broad-based market index for comparison with our Fund for the purpose of benchmarking the results of a 100% common stock investment as an alternative to an investment in our Fund. Common stocks have historically averaged between 70% to 90% of total market value in the Fund’s portfolio over the last decade. This observation means that our Fund’s investment record in the typical year is unlikely to match the results of a securities investment in the Standard & Poor’s 500 Composite Index because the same degree of risk/reward has not been assumed by the Fund. Nevertheless, the S&P 500 has the best data for tracking the general price trends for large capitalization, widely owned stocks, a representative list of which is held by our Fund.

AVERAGE ANNUAL TOTAL RETURN
1 Year	1.96%
5 Years	3.55%
10 Years	5.97%

The Fund’s past performance is not an indication of how the Fund will perform in the future. The performance information presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Shareholder Communication	MD&A-6	January 18, 2007

INFORMATION SUPPORTING AND SETTING QUALIFICATIONS FOR INVESTMENT RETURNS

Assumptions

1.	The initial investment was made at the public offering price last calculated on the business day before the first day of the first fiscal year.

2.	The subsequent account values are based on the net asset values of the Fund last calculated on the last business day of the first and each subsequent fiscal year.

3.	The calculation for the final account value assumes the account was closed and the redemption was at the price last calculated on the last business day of the most recent fiscal year.

4.
All dividends and capital gains distributions by the Fund were reinvested at the price on the reinvestment dates. The dividend for the Standard & Poor’s 500 Composite Index for the previous quarter was invested at the month-end price closest to the reinvestment date for the Fund. The Russell 1000 Growth Index is a total return index that reinvests dividends continuously as they are paid.

Appropriate Index

The Fund is to select an “appropriate broad-based securities market index” that is administered by an organization that is not an affiliated person of the Fund or its investment adviser. The securities index chosen must be adjusted to reflect reinvestment of dividends on securities in the index, but not the expenses of the Fund.

Use of Additional Indexes

In addition to the required comparison to a broadly-based index, mutual fund registrants with the Securities and Exchange Commission are encouraged to compare their performances to other more narrowly-based indexes that reflect the market sectors in which they invest.

Management chose the Russell 1000 Growth Index as an additional index for comparison because the Fund’s Investment Manager invests primarily in large capitalization companies that have or are expected to have higher-than-average growth rates in revenues and earnings.

Item 22(d)(3)

The Fund files its complete schedule of portfolio holdings with the SEC for the First and Third Quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov or can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.) These reports can also be obtained from the Fund by sending an e-mail to fund@bridgesinv.com or calling 1-800-939-8401.

Item 22(d)(4) & (5)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and a report on how the Fund voted such proxies during the 12-month period ended June 30, 2006 can be obtained by request and without charge from the Fund by sending an e-mail to fund@bridgesinv.com or calling 1-800-939-8401, or from the SEC’s website at http://www.sec.gov.

Additional Disclosures

Shareholder Notification of Federal Tax Status (Unaudited)— The Bridges Investment Fund designates 100% of dividends declared during the fiscal year ended December 31, 2006 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Bridges Investment Fund designates 100% of dividends declared from the net investment income during the fiscal year ended December 31, 2006 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Information to Be Filed in N-CSR Report— The Securities and Exchange Commission requires specific certifications by the Fund’s principal officers with every report on Form N-CSR. The Fund’s President, Executive Vice-President, and Chief Compliance Officer/Treasurer will provide his or her certification on a separate document, which certification will be filed as an exhibit to the Fund’s Form N-CSR.

Shareholder Communication	MD&A-7	January 18, 2007

Form N-CSR includes certain additional items of information to be reported, including Item 2. Code of Ethics, Item 3. Audit Committee Financial Expert, Item 4. Principal Accountant Fees and Services, Item 6. Schedule of Investments, Item 9. Controls and Procedures, Item 10. Submission of Matters to Vote of Security Holders, Item 11. Controls and Procedures, and Item 12. Exhibits. The Fund’s report on Form N-CSR is available, without charge, at the SEC’s web site at http://sec.gov, and is also available, without charge, upon request to Mary Ann Mason at 1-800-939-8401.

Respectfully Submitted,

Edson L. Bridges III
President and Chief Executive and Investment Officer

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BRIDGES INVESTMENT FUND, INC.
8401 West Dodge Road
Omaha, Nebraska 68114

Directors

Edson L. Bridges II
Edson L. Bridges III
N.P. Dodge, Jr.
John W. Estabrook
Jon D. Hoffmaster
John J. Koraleski
Gary L. Petersen
Roy A. Smith
L.B. Thomas
John K. Wilson

Officers

John J. Koraleski	Chairman and Lead Independent Director
Edson L. Bridges II	Chairman Emeritus
Edson L. Bridges III	President and Chief Executive and Investment Officer
Brian M. Kirkpatrick	Executive Vice President
Mary Ann Mason	Secretary
Nancy K. Dodge	Treasurer and Chief Compliance Officer
Linda J. Morris	Assistant Treasurer
Trinh Wu	Controller

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

Corporate Counsel	Counsel to Independent Directors

Baird, Holm, LLP Attorneys at Law 1500 Woodmen Tower Omaha, Nebraska 68102	Koley Jessen P.C. Attorneys at Law One Pacific Place, Suite 800 1125 South 103 Street Omaha, Nebraska 68124

Special Counsel	Distributor

Ballard, Spahr, Andrews & Ingersoll, LLP 1225 Seventeenth Street, Suite 2300 Denver, Colorado 80202	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

On October 7, 2003, the Fund’s Board of Directors adopted a code of ethics under Section 406 of Sarbanes-Oxley Act (the "Section 406 Code of Ethics"), which applies to the Fund's principal executive and senior financial officers. During the period covered by this report, the Fund has not amended the Section 406 Code of Ethics or granted a waiver from any provision of the Section 406 Code of Ethics to any of its officers who are subject to such code. The Fund will provide copies of its Section 406 Code of Ethics to any person without charge upon written request at the office of the Fund, Attention: Mary Ann Mason, Secretary, 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114.

In addition, since May 1, 1981, the Fund has had a more comprehensive code of ethics which applies to the investment adviser and all of its employees, and intended to comply with Rule 17j-1 under the Investment Company Act of 1940 (the "Rule 17 Code of Ethics"). The Rule 17 Code of Ethics has been amended and restated on several occasions to meet new conditions and regulatory requirements, with the most recent restated version adopted August 16, 2005. A major emphasis of the Rule 17 Code of Ethics is directed towards personal investment trading activities by employees of the investment adviser to the Fund, especially those persons who have access to decisions regarding the purchase and sale of securities by the Fund. The Fund's investment adviser has a compliance officer and a designated individual who monitor adherence by covered persons to the Rule 17 Code of Ethics for both the Fund and the investment adviser.

Item 3. Audit Committee Financial Expert.

The Fund's Board of Directors has determined that the Fund has two audit committee financial experts,” each of whom is “independent,” as each such term is defined in Item 3(b), Form N-CSR. The Fund's audit committee financial experts are Jon D. Hoffmaster and John Wilson.

Item 4. Principal Accountant Fees and Services.

The information required by this item is incorporated by reference from the Fund’s definitive proxy statement, filed with the Securities and Exchange Commission on February XX, 2007.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.
Background Description of Fund Controls and Procedures: In accordance with SEC Rule 30a-3(a) under the Investment Company Act of 1940 ("1940 Act"), the Fund maintains two separate categories of controls and procedures: (1) disclosure controls and procedures and (2) internal controls over financial reporting. This Item 11 of Form N-CSR is to disclose the conclusions of the Fund's certifying officers with respect to the Fund's disclosure controls and procedures (as defined in Rule 30a-3(c)), designed to ensure that information required to be disclosed by the Fund on Form N-CSR and Form N-Q is recorded, processed, summarized and reported in a timely fashion.

The Fund's investment manager has constituted a committee (the "N-CSR Committee"), comprised of internal staff members, including personnel who are responsible for maintaining or providing information for the Form N-CSR or Form N-Q. The members of the N-CSR Committee are to report to the certifying officers any changes in internal controls for financial statement information or changes in the procedures and practices for information which is used in the Fund shareholder reports and Fund SEC filings. The N-CSR Committee meets periodically to exchange information, evaluate and assess existing controls and procedures and formally update any reportable changes in Fund controls and procedures.

(a) Conclusions of Certifying Officers: The Fund's certifying officers, Chief Executive and Investment Officer and President Edson L. Bridges III, Treasurer Nancy K. Dodge, and Chairman of the Board Edson L. Bridges II, based on their evaluation as of a date within 90 days of the filing date of this Form N-CSR, including an evaluation of those matters set forth in Item 11(b) below, have concluded that the Fund's disclosure controls and procedures are effective. These conclusions were reached independently by each certifying officer after performing the evaluation required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934.

(b) Changes in the Fund's Internal Control over Financial Reporting: Through September 30, 2004, there were no changes in the Fund's internal control that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting.

Effective October 1, 2004, the Fund's investment manager, Bridges Investment Management, Inc. ("BIM") entered into certain administrative, accounting and related services which constitute changes to the Fund's financial reporting procedures. Effective October 1, 2004, BIM entered into a Fund Accounting Servicing Agreement and Fund Sub-Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC ("USBFS"), 615 East Michigan Street, Milwaukee, Wisconsin 53202. Under the Fund Accounting Servicing Agreement, USBFS's duties include: (i) portfolio accounting services, (ii) expense accrual and payment services, (iii) fund valuation and financial reporting services, (iv) tax accounting services, (v) compliance control services, and (vi) daily accounting functions. Under the Fund’s Sub-Administration Servicing Agreement with BIM, USBFS's duties include blue sky preparation, filing and compliance and SEC document preparation, filing and compliance.

Pursuant to a Custody Agreement entered into with U.S. Bank National Association ("Custodian"), an affiliate of USBFS located in Cincinnati, Ohio, the Fund's securities portfolio and cash reserve assets were transferred to the Custodian, after the close of business on September 30, 2004. Under the Custody Agreement, the Custodian's duties include: (i) holding securities of the Fund in a separate account in the name of the Fund, (ii) making receipts and disbursements of money on behalf of the Fund, (iii) collecting and receiving all income and other payments and distributions on account of the Fund's portfolio investments, (iv) maintaining books and records in accordance with applicable laws, and (v) making periodic reports to the Fund concerning the Fund's operations.

On October 1, 2004, the Fund engaged Quasar Distributors, LLC ("Distributor"), 615 East Michigan Street, Milwaukee, Wisconsin, an affiliate of USBFS, to serve as the Fund's distributor in connection with the offering of the Fund's shares on a no-load basis. The Distributor will facilitate the cash settlements purchase and redemption transactions for the Fund through an electronic platform known as "Fund Serv." The Distributor will review financial reports issued by the Fund and prepare appropriate disclosures and legends required by mutual fund industry guidelines, NASD standards and SEC regulations.

On October 8, 2004, USBFS became the dividend disbursing and transfer agent for the Fund under a Transfer Agent Servicing Agreement. As transfer and dividend disbursing agent, USBFS's duties include (i) issuance and redemption of Fund shares, including obtaining signature guarantees in accordance with requirements set forth in the Fund prospectus, (ii) making dividend and other distributions to the shareholders of the Fund, (iii) responding to correspondence by Fund shareholders and other relating to its duties, (iv) maintaining shareholder accounts, (v) issuing Form 1099 information to Fund shareholders each year, and (vi) compliance with Anti-Money Laundering and USA Patriot Act regulatory requirements. During the quarter ending December 31, 2004, the Fund's officers maintained the Fund's own review of accounting and transfer agent records to confirm the accuracy of such new arrangements.

Arrangements for these changes in responsibility were handled by transition teams established within BIM and specialists from USBFS. As part of the evaluation process established by the Fund for its internal controls and procedures, the certifying officers reviewed the transition of such services to USBFS and affiliates, pursuant to the agreements described above.

As a result of entering into the various agreements described above, to a significant degree the Fund's operating controls and procedures have been delegated to USBFS and its affiliates which are providing the accounting, administrative, distributor, and dividend and transfer agent services described. With respect to the services provided by USBFS and its affiliates, the Fund relies upon the controls and compliance procedures, policies, training and oversight established by USBFS and its affiliates' personnel. In response to these changes, BIM requested and received a certificate from the USBFS chief compliance officer certifying as to the system of compliance controls of USBFS, and confirmation of no known compliance events related to federal securities laws impacting the Fund for the quarter ending December 31, 2006.

(a)
There have been changes in the accounting accrual methods used by the Fund for the accrual of certain Fund expenses as a result of the transition to USBFS for accounting services. These changes relate primarily to the differences in the timing of the accrual of expenses, and such changes are not expected by Fund management to materially affect total Fund expenses.

(b)	The Fund began amortizing bond premiums and discounts during 2004 as a result of a recommendation of the fund’s independent registered public accounting firm and in accordance with USBFS policies.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. See Item 2.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Bridges Investment Fund, Inc.

By (Signature and Title)  /s/ Edson Bridges III
Edson L. Bridges III, President, CEO, CIO

Date   2/23/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Edson Bridges III
Edson. Bridges III, President, CEO, CIO

Date   2/23/07

By (Signature and Title)* /s/ Brian M. Kirkpatrick
Brian M. Kirkpatrick, Executive Vice President

Date   2/23/07

By (Signature and Title)* /s/ Nancy K. Dodge
Nancy K. Dodge, Treasurer and CCO

Date   2/23/07

* Print the name and title of each signing officer under his or her signature.